RYDEX SERIES FUNDS

FLEXIBLE STRATEGIES FUND

Supplement dated October 2, 2012 to the A-Class, C-Class and Institutional Class Shares prospectus (the “Multi-Class Prospectus”), the Advisor Class, Investor Class and H-Class Shares prospectus (the “H-Class Prospectus”) (together, the “Prospectuses”) for the Flexible Strategies Fund (the “Fund”) dated August 1, 2012, as supplemented

This supplement provides new and additional information beyond that contained in the currently effective Prospectuses, as supplemented to date.

Effective October 2, 2012, the Prospectuses will be supplemented and amended as follows:

The subsections titled “Credit Risk” and “Investment in Syndicated Bank Loans Risk” in the section titled “Principal Investment Risks”, beginning on page 272 of the Multi-Class Prospectus and page 261 of the H-Class Prospectus, are replaced in their entirety with the following:

Credit Risk—For the Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, credit risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument in which the Fund or underlying fund invests becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. For the Inverse High Yield Strategy Fund, credit risk is the risk that the Fund could lose money if the credit quality, or the perception of the financial condition, of the issuer or guarantor of a debt instrument is either upgraded or improves. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

Syndicated bank loans and other loans in which the Flexible Strategies Fund may invest are generally rated lower than investment grade credit quality, e.g., rated lower than “Baa” by Moody’s Investors Service (“Moody’s”) or “BBB” by Standard & Poor’s Corporation (“S&P”), or have been issued by issuers who have issued other debt securities which, if rated, would be rated lower than investment grade credit quality. Bridge loans in which the Flexible Strategies Fund may invest are generally unrated although the borrowers and their loans typically would be rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Advisor and not on rating agency evaluations. This analysis may be difficult to perform. Information about a loan and its issuer generally is not available in the public domain. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws and generally little public information exists about these companies. Generally, however, issuers are required to provide financial information to lenders, and information may be available from other loan participants or agents that originate or administer loans.

Investment in Syndicated Loans Risk—The Flexible Strategies Fund may invest in syndicated bank loans and other loans. Syndicated bank loans and bridge loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. These loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and other types of acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

Syndicated bank loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower rated syndicated bank loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated syndicated bank loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the net asset value of shares of the Fund investing in such investments also would decline. Generally, the lower the rating category, the more risky is the investment. Debt securities rated below BBB by S&P or Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities. Syndicated bank loans are generally subject to less credit risk than junk bonds. They have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security-holders that invest in them.

Syndicated bank loans generally offer a floating interest rate. Syndicated bank loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by an obligor following the failure of the obligor to secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the obligor to refinance as quickly as possible. In exchange for entering into a bridge loan, the Fund typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the obligor. Liquid assets are maintained to cover bridge loan commitments to avoid “senior securities” concerns. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.

Impairment of Collateral—Syndicated bank loans generally are secured by specific collateral of the borrowers and often are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. However, the collateral can be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligations of the borrower. As a result, a syndicated bank loan may not be fully collateralized and can decline significantly in value. As a result, the Fund might not receive payments to which it is entitled.

Limited Liquidity—Although the resale, or secondary, market for syndicated bank loans and bridge loans is growing, it is currently limited. There is no organized exchange or board of trade on which such loans are traded. Instead, the secondary market for syndicated bank loans is an unregulated inter-dealer or inter-bank re-sale market. Syndicated bank loans usually trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the syndicated bank loans in which the Fund may invest will be relatively illiquid. In addition, syndicated bank loans in which the Fund may invest may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund’s ability to sell syndicated bank loans and may adversely affect the price that can be obtained. The Fund may have difficulty disposing of syndicated bank loans if cash is needed to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the Fund to sell securities at lower prices than it otherwise would consider to meet cash needs, or may cause the Fund to maintain a greater portion of its assets in cash equivalents than it otherwise would, which could negatively affect performance.

The Fund values its assets daily. However, because the secondary market for syndicated bank loans and bridge loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

The Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to trade securities of such a transaction in a security of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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